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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 1998
                                                          --------------


                               AgriBioTech, Inc.
                              -------------------
            (Exact name of registrant as specified in its charter)

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
      Nevada                                   0-19352                        85-0325742
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(State or Other Jurisdiction           (Commission File Number)        (IRS Employer Ident. No.)
     of Incorporation)
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        120 Corporate Park Drive, Henderson, Nevada                 89014
      ----------------------------------------------------------------------
        (Address of Principal Executive Offices)                  (Zip Code)


                                (702) 566-2440
                         -----------------------------
              Registrant's telephone number, including area code
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Item 5.   Other Events

     On March 31, 1998, AgriBioTech, Inc. (the "Company") entered into separate Stock Purchase Agreements (the "Stock Purchase Agreements") to sell 1,818,182 shares of its Common Stock, par value $.001 (the "Shares"), to Quantum Partners LDC, a fund managed by Soros Fund Management LLC, and 100,000 Shares to Ardsley Partners I, L.P., 100,000 Shares to Ardsley Partners II, L.P., and 200,000 Shares to Ardsley Offshore Fund, Ltd. On April 2, 1998, the Company entered into two additional Stock Purchase Agreements to sell 38,000 Shares to Brown Simpson Strategic Growth Fund, Ltd. and 146,000 Shares to Southbrook International Investments, Ltd., an investment group led by Brown Simpson Asset Management. The purchase price under all of the Stock Purchase Agreements was $13.75 per Share, or an aggregate of approximately $33,030,000. In addition, the Company paid a sales agent's fee of 4.5% of the purchase price or an aggregate of $1,486,350 to Salomon Smith Barney, Inc., a member of the National Association of Securities Dealers, Inc. The closing under each Stock Purchase Agreement occurred concurrently with the execution of each Stock Purchase Agreement. Under the terms of the Stock Purchase Agreements, the Company is obligated, within 30 days of the Closing of the sale under each Stock Purchase Agreement, to prepare and file a registration Statement on Form S-3 with respect to a continuous resale offering of the Shares by the various purchasers.


     (c)  Exhibits.

     1. Form of Stock Purchase Agreement between AgriBioTech, Inc. and each of Quantum Partners LDC, Ardsley Partners I, L.P., Ardsley Partners II, L.P., Ardsley Offshore Fund, Ltd., Brown Simpson Strategic Growth Fund, Ltd. and Southbrook International Investments, Ltd.

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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       AGRIBIOTECH, INC.
                                         (Registrant)



Date: April 13, 1998                     /s/  Henry A. Ingalls
                                         ---------------------------
                                              Henry A. Ingalls,
                                              Vice President



                                 EXHIBIT INDEX
                                 -------------


Exhibit No.    Description
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  1            Form of Stock Purchase Agreement between AgriBioTech, Inc. and each of Quantum Partners LDC, Ardsley Partners I, L.P., Ardsley
               Partners II, L.P., Ardsley Offshore Fund, Ltd., Brown Simpson
               Strategic Growth Fund, Ltd. and Southbrook International
               Investments, Ltd.

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